Listed on NYSE Arca, Inc.
Ticker	DHVW

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated March 17, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.diamond-hill.com/strategies/long-only-equities/etf/valuation-weighted-500/documents/, email a request to ETF@usbank.com, call 800-617-0004, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective
The Diamond Hill Valuation-Weighted 500 ETF (the “Fund”) seeks to track the price and total return performance, before fees and expenses, of the Diamond Hill Valuation-Weighted 500 index (the “Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses1	0.00%
Total Annual Fund Operating Expenses	0.45%
Less Fee Waiver	0.35%
Total Annual Fund Operating Expenses After Fee Waiver2	0.10%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.
2 The Fund’s investment adviser has agreed to waive 35 basis points (0.35%) of its management fees for the Fund until at least April 30, 2016. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$10	$109

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategy
The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index is composed of the common stock of approximately 500 U.S.-listed companies weighted based on a proprietary, patent-pending valuation methodology developed by Diamond Hill Capital Management, Inc., the Fund’s  investment adviser (“Diamond Hill” or the “Adviser”).

Diamond Hill Valuation-Weighted 500 Index

The Index was established by Diamond Hill in 2013 and is constructed using an objective, rules-based methodology that begins with an initial universe of the 700 largest U.S.-listed companies based on market capitalization. The initial universe is then narrowed to the 500 companies with the largest intrinsic value capitalization as calculated by Diamond Hill’s proprietary valuation methodology, which estimates the projected earnings power and future cash flows of each business. Each remaining company is then weighted based on its calculated intrinsic value relative to the total calculated intrinsic value of companies in the Index. The Index is reconstituted and rebalanced quarterly.

From time to time, the Index may include more or less than 500 companies as a result of events such as acquisitions, spin-offs and other corporate actions.

Additional information regarding the Index, including its value, is available on the websites of Diamond Hill at www.diamond-hill.com and Solactive AG, the Index Calculation Agent, at www.solactive.com.

DIAMOND HILL CAPITAL MANAGEMENT | SUMMARY PROSPECTUS | APRIL 8, 2015 | DIAMOND-HILL.COM

Diamond Hill Valuation-Weighted 500 ETF Summary	As of April 8, 2015

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions and deletions).

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Investment Risks
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Models and Data Risk. The Index relies heavily on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). Because the Index is composed based on such Models and Data, when such Models and Data prove to be incorrect or incomplete, the Index and the Fund may not perform as expected.

Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology.

Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s net asset value (“NAV”), there may be times when the market price of the Fund’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Fund’s shares or during periods of market volatility.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Performance
Although the Fund is new and does not have a performance history, the following bar chart and table reflect the past performance of the Diamond Hill Valuation-Weighted 500, L.P. (the “Partnership”), a private fund that has used the same Index methodology as the Fund since the Partnership’s inception. The performance shown is that of the predecessor Partnership and is not the performance of the Fund. The bar chart and table provide some indication of the risks of investing in the Partnership by showing two aspects of the Partnership: volatility and performance. The bar chart and table reflect changes in the Partnership’s performance from year to year over the periods indicated and show how the

DIAMOND HILL CAPITAL MANAGEMENT | SUMMARY PROSPECTUS | APRIL 8, 2015 | DIAMOND-HILL.COM

Partnership’s average annual total returns for the periods indicated compare to those of a relevant market index. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to those of the Partnership, which was created for reasons entirely unrelated to the establishment of a performance record. The Partnership is expected to be reorganized into the Fund at the inception of the Fund. The performance shown is the net performance of the Partnership. Because all of the fees of the Partnership have been waived and all expenses reimbursed since its inception, the performance of the Partnership would have been lower if it was subject to the fees and expenses of the Fund. The Partnership was not registered under the Investment Company Act of 1940 (the “1940 Act”) and, from its inception on December 30, 2011 through the date of this Prospectus, was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which, if they had been applicable, might have adversely affected the Partnership’s performance. The Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund will be available on the Fund’s website at www.diamond-hill.com.

Diamond Hill Valuation-Weighted 500 ETF Summary	As of April 8, 2015

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 14.55% (quarter ended 3/31/12), and the lowest return for a quarter was -3.49% (quarter ended 6/30/12).

The following table shows the average annual returns for the Partnership over various periods ended December 31, 2014. The Partnership was an unregistered limited partnership, did not qualify as a regulated investment company for federal income tax purposes and was not required to make regular distributions of income or capital gains. As a result, the Fund is unable to show the after-tax returns for the Partnership. The index information is intended to permit you to compare the Partnership’s performance to a broad measure of market performance.

Average Annual Total Returns (for periods ended December 31, 2014)	1 Year	3 Years / Since Inception (December 30, 2011)
Diamond Hill Valuation-Weighted 500 ETF
Return Before Taxes	13.32%	20.87%
Diamond Hill Valuation-Weighted 500 index (reflects no deduction for fees, expenses or taxes)	12.69%	N/A
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	20.41%

Portfolio Management

Adviser
Diamond Hill Capital Management, Inc.

Portfolio Manager
R.H. (Ric) Dillon, CFA, Chief Executive Officer of the Adviser, since inception in 2015.

Buying and Selling Fund Shares
Shares of the Fund are listed on a national securities exchange, such as NYSE Arca, Inc. (“NYSE Arca”), and most investors will buy and sell shares of the Fund through brokers at market prices, rather than NAV. Because the shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Dividends, Capital Gains and Taxes
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account.

DIAMOND HILL CAPITAL MANAGEMENT | SUMMARY PROSPECTUS | APRIL 8, 2015 | DIAMOND-HILL.COM

325 John H. McConnell Blvd, Suite 200
Columbus, OH 43215

DIAMOND HILL CAPITAL MANAGEMENT | SUMMARY PROSPECTUS | APRIL 8, 2015 | DIAMOND-HILL.COM